UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 17, 2005

VISANT CORPORATION

(Exact name of registrant as specified in its charter )

DELAWARE	333-120386	90-0207604
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

One Byram Brook Place, Suite 202
Armonk, New York		10504
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  (914) 595-8200

Not applicable

(Former name or former address, if changed since last report )

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events

On March 17, 2005, Visant Corporation issued a press release announcing that it is extending the expiration date for the exchange offer relating to its outstanding senior subordinated notes.

Item 9.01  Financial Statements and Exhibits.

(a)                                  Not applicable

(b)                                 Not applicable

(c)                                  Exhibits

99.1                           Press release issued by Visant Corporation dated March 17, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VISANT CORPORATION

Date: March 17, 2005	/s/ Paul B. Carousso
Paul B. Carousso

Vice President, Finance

Exhibit No.	Exhibit

99.1	Press release dated March 17, 2005.